STOCK OPTION AGREEMENT

THIS AGREEMENT is made and entered into on October1, 2005 by and between                       EP Global Communications, Inc a Pennsylvania corporation (hereinafter  "the Company") and Gerald A. Amato (hereinafter "the Optionee"), a consultant to the Company.

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock (the "Common Stock") in order to insure the continued relationship of the Optionee:

IT IS THEREFORE, AGREED AS FOLLOWS:

ARTICLE 1

DEFINITIONS

Section 1.01 General.  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.  The masculine pronoun shall include the feminine and the neuter, and the singular and the plural, where the context so indicates.

"Board" shall mean the Board of Directors of the Company.

"Bylaws" shall mean the Amended and Restated Bylaws of the Company, as amended from time to time.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Company" shall mean EP Global Communication, Inc a Pennsylvania corporation.

"Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain than owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  "Company Subsidiary" shall also mean any partnership in which the Company and or any Company Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

"Director" shall mean a member of the Board.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Officer" shall mean an officer of the Company as defined in Rule 16a-1(f), as promulgated under the Exchange Act, as such Rule may by amended in the future.

"Option" shall mean the option to purchase Common Stock of the Company granted under this Agreement.

"Secretary" shall mean the Secretary of the Company.

"Securities Act" shall mean the Securities Act of 1933, as amended.

ARTICLE II

GRANT OF OPTION

Section 2.01. Grant of Option.  In consideration of the Optionee's consultancy to the Company, the Company irrevocably grants to the Optionee the option to purchase any part of all of an aggregate of 340,000 shares of its $.01 par value Common Stock upon the terms and conditions set forth in the Agreement.

Section 2.02 Purchase Price. The Purchase Price of each share of stock covered by the Option shall be at the market price $.05 without commission or other charge.

Section 2.03. Adjustments in Option.  In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number of kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event.  Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share.  Any adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.01 Commencement of Exercisability. The option shall vest and become exercisable as follows:

340,000 option shares exercisable and vested immediately.

Section 3.02. Duration of Exercisability. The option, which becomes exercisable pursuant to Section 3.01 shall remain exercisable until it becomes unexercisable under Section 3.03.

Section 3.03. Expiration of Option. The option may not be exercised, in whole or in part, after October 1, 2012

ARTICLE IV

EXERCISE OF OPTION

Section 4.01. Persons Eligible to Exercise.  During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. In the event of the death of the Optionee, any exercisable portion of the Option may be exercised by his personal representative or by any person empowered to do so under the Optionee's will be under the then applicable laws of descent and distribution.

Section 4.02. Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.03 hereof: provided, however, that each partial exercise shall not be for less than one hundred (100) shares (or the minimum number installment set forth in Section 3.01, if a smaller number of shares) and shall be for whole shares only.

Section 4.03  Manner of Exercise.  The option, or any exercisable portion thereof, may be exercised solely by the delivery to the Secretary of his office of all of the following, prior to the time when the Option or such portion becomes unexercisable by notice signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion is thereby exercised, accompanied by payment of the option price specified herein.

ARTICLE V

OTHER PROVISIONS

Section 5.01.  Registration.  Upon written demand by the Optionee, or at such other time as is specified in Section 5.02, below, the Company shall register at the Company's expense, all shares of Common Stock theretofore issued upon exercise of the Option, all unexercised part of the Option, all shares of Common Stock issuable upon exercise of the Option under the Securities Act and applicable state securities laws. The Company will provide written notice to the Optionee of such registration and request Optionee to register all stock and stock options issued to Optionee as part of such registration.

Section 5.02.  Piggy Back Registration. In the event that and whenever the Company proposes to register any shares of stock, any other options or any other securities under the Securities Act, it shall provide written notice to the Optionee of such registration. Optionee may, at his option, by notice to the Company within 30 days of the receipt of such a notice of registration, require the Company to include in such registration statement, at the Company's expense, all unexercised part of the Option, all shares of Common Stock issuable upon exercise of such Option and all unregistered shares of Common Stock theretofore issued upon exercise of the Option.

Section 5.03. Option not Transferable. Neither the Option nor any interest of right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgement, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however that this section shall not prevent transfers by will or by the applicable laws of descent and distribution. Optionee is aware that the shares issuable under this agreement are not registered under the Securities Act of 1933. Optionee represents that he is acquiring the option and the underlying shares for his own account and not with a view to distribute under the Securities Act of 1933.

Section 5.04. Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to the optionee shall be addressed to him at the given beneath his signature hereto.  By a notice given pursuant to the Section 5.04, either party may hereinafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this section.  Any notice shall be deemed duly given when enclosed in a properly sealed envelope of wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or a branch post office regularly maintained by the United States Postal Service.

Section 5.05.  Titles.  Titles of the sections of this Agreement are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.06. Construction. This Agreement shall be administered, interpreted and enforced under the laws of the state of New York.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties, hereto.

EP Global Communications, Inc

                    By: Optionee

S/s Joseph M. Valenzano, Jr.

s/s Gerald Amato

Joseph M. Valenzano, Jr.

 Gerald Amato

President,CEO & Publisher

STOCK OPTION AGREEMENT

THIS AGREEMENT is made and entered into on October 1, 2005 by and between           EP Global Communications, Inc a Pennsylvania corporation (hereinafter  "the Company") and Stephen B Booke (hereinafter "the Optionee"), a consultant to the Company.

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock (the "Common Stock") in order to insure the continued relationship of the Optionee:

IT IS THEREFORE, AGREED AS FOLLOWS:

ARTICLE 1

DEFINITIONS

Section 1.01 General.  Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.  The masculine pronoun shall include the feminine and the neuter, and the singular and the plural, where the context so indicates.

"Board" shall mean the Board of Directors of the Company.

"Bylaws" shall mean the Amended and Restated Bylaws of the Company, as amended from time to time.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Company" shall mean EP Global Communication, Inc a Pennsylvania corporation.

"Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain than owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  "Company Subsidiary" shall also mean any partnership in which the Company and or any Company Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

"Director" shall mean a member of the Board.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Officer" shall mean an officer of the Company as defined in Rule 16a-1(f), as promulgated under the Exchange Act, as such Rule may by amended in the future.

"Option" shall mean the option to purchase Common Stock of the Company granted under this Agreement.

"Secretary" shall mean the Secretary of the Company.

"Securities Act" shall mean the Securities Act of 1933, as amended.

ARTICLE II

GRANT OF OPTION

Section 2.01. Grant of Option.  In consideration of the Optionee's consultancy to the Company, the Company irrevocably grants to the Optionee the option to purchase any part of all of an aggregate of 60,000 shares of its $.01 par value Common Stock upon the terms and conditions set forth in the Agreement.

Section 2.02 Purchase Price. The Purchase Price of each share of stock covered by the Option shall be at the market price $.05 without commission or other charge.

Section 2.03. Adjustments in Option.  In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number of kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event.  Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share.  Any adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.01 Commencement of Exercisability. The option shall vest and become exercisable as follows:

60,000 option shares exercisable and vested immediately.

Section 3.02. Duration of Exercisability. The option, which becomes exercisable pursuant to Section 3.01 shall remain exercisable until it becomes unexercisable under Section 3.03.

Section 3.03. Expiration of Option. The option may not be exercised, in whole or in part, after October 1, 2012

ARTICLE IV

EXERCISE OF OPTION

Section 4.01. Persons Eligible to Exercise.  During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. In the event of the death of the Optionee, any exercisable portion of the Option may be exercised by his personal representative or by any person empowered to do so under the Optionee's will be under the then applicable laws of descent and distribution.

Section 4.02. Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.03 hereof: provided, however, that each partial exercise shall not be for less than one hundred (100) shares (or the minimum number installment set forth in Section 3.01, if a smaller number of shares) and shall be for whole shares only.

Section 4.03  Manner of Exercise.  The option, or any exercisable portion thereof, may be exercised solely by the delivery to the Secretary of his office of all of the following, prior to the time when the Option or such portion becomes unexercisable by notice signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion is thereby exercised, accompanied by payment of the option price specified herein.

ARTICLE V

OTHER PROVISIONS

Section 5.01.  Registration.  Upon written demand by the Optionee, or at such other time as is specified in Section 5.02, below, the Company shall register at the Company's expense, all shares of Common Stock theretofore issued upon exercise of the Option, all unexercised part of the Option, all shares of Common Stock issuable upon exercise of the Option under the Securities Act and applicable state securities laws. The Company will provide written notice to the Optionee of such registration and request Optionee to register all stock and stock options issued to Optionee as part of such registration.

Section 5.02.  Piggy Back Registration. In the event that and whenever the Company proposes to register any shares of stock, any other options or any other securities under the Securities Act, it shall provide written notice to the Optionee of such registration. Optionee may, at his option, by notice to the Company within 30 days of the receipt of such a notice of registration, require the Company to include in such registration statement, at the Company's expense, all unexercised part of the Option, all shares of Common Stock issuable upon exercise of such Option and all unregistered shares of Common Stock theretofore issued upon exercise of the Option.

Section 5.03. Option not Transferable. Neither the Option nor any interest of right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgement, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however that this section shall not prevent transfers by will or by the applicable laws of descent and distribution. Optionee is aware that the shares issuable under this agreement are not registered under the Securities Act of 1933. Optionee represents that he is acquiring the option and the underlying shares for his own account and not with a view to distribute under the Securities Act of 1933.

Section 5.04. Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to the optionee shall be addressed to him at the given beneath his signature hereto.  By a notice given pursuant to the Section 5.04, either party may hereinafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this section.  Any notice shall be deemed duly given when enclosed in a properly sealed envelope of wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or a branch post office regularly maintained by the United States Postal Service.

Section 5.05.  Titles.  Titles of the sections of this Agreement are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.06. Construction. This Agreement shall be administered, interpreted and enforced under the laws of the state of New York.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties, hereto.

EP Global Communications, Inc

                 By: Optionee

S/s Joseph M. Valenzano, Jr.

           s/s Stephen Booke

Joseph M. Valenzano, Jr.

Stephen Booke

President,CEO & Publisher